THE COVID-19 PANDEMIC AND ITS IMPACT ON TERNIUM	12 Months Ended
Dec. 31, 2020
Unusual or Infrequent Items, or Both, Disclosure1 [Abstract]
THE COVID-19 PANDEMIC AND ITS IMPACT ON TERNIUM	THE COVID-19 PANDEMIC AND ITS IMPACT ON TERNIUM
A novel strain of coronavirus (SARS-CoV-2) was reported to have surfaced in China in December 2019, spreading to the rest of the world in the first quarter of 2020. In March 2020, the World Health Organization declared COVID-19, the disease caused by the SARS-CoV-2 virus, a global pandemic. The COVID-19 outbreak is impacting economic activity worldwide.
As a result of the COVID-19 pandemic, the steel industry in the Americas experienced during the second quarter of 2020 significant decreases in capacity utilization to adapt to lockdowns and/or weak demand in most of its markets. This situation improved during the second half of 2020, and as of the end of the year most of the steel industry has significantly increased production levels.
The second quarter was the hardest hit in 2020 by the effects of lower production and reduced shipments tied to the COVID-19 pandemic. Each jurisdiction where Ternium operates adopted specific measures in response to the pandemic and the Company adjusted its operations on a country-by-country basis to comply with applicable rules and requirements and adapt to a rapidly evolving scenario. Even though the effects of the pandemic in steel demand abated during the third quarter of 2020, and as of the issue date of these consolidated financial statements all of Ternium’s industrial facilities are back to normal production levels, uncertainty persists regarding the extent and timing of the future spread of COVID-19 and the imposition or relaxation of protective measures in the future.
29.    THE COVID-19 PANDEMIC AND ITS IMPACT ON TERNIUM (continued)
In order to safeguard the health and safety of its employees, customers and suppliers, Ternium continues to apply preventive measures, including remote working for a significant portion of white collar employees, implementing a special operations protocol to ensure social distancing and providing medical assistance and supplies to onsite employees. As of the date of these consolidated financial statements, remote work and other work arrangements have not materially adversely affected Ternium's ability to conduct operations. In addition, these alternative working arrangements have not adversely affected our financial reporting systems, internal control over financial reporting or disclosure controls and procedures.

The Company took several measures during the second quarter of 2020 to cope with the pandemic, including the rescheduling of certain capital expenditures and the withdrawal of the annual dividend payment for the 2019 fiscal year. This, together with a significant improvement in the steel business environment during the second half of 2020, resulted in strengthened cash flows and financial condition as of the issue date of these consolidated financial statements.

In 2020, cash flows from operating activities amounted to $1,761 million, and capital expenditures were $560 million. With total borrowings less cash and cash equivalents and other current and non-current investments of $371 million as of December 31, 2020 and a manageable debt amortization schedule, Ternium has in place non-committed credit facilities and management believes it has adequate access to the credit markets. Considering its financial position and the funds provided by operating activities, management believes that the Company has sufficient resources to satisfy its current working capital needs and service its debt. Management also believes that Ternium's liquidity and capital resources give adequate flexibility to manage the revised capital spending programs and address short-term changes in business conditions, and that it is unlikely that Ternium will not be able to meet its financial covenants. Similarly, management does not expect to disclose or incur any material COVID-19-related contingencies.